UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address if Principal Executive Offices) (Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)(d) On May 2, 2018, the Board of Directors of Energy Recovery, Inc. (the “Company”) appointed Mr. Chris M. Gannon, 46, to serve as President and Chief Executive Officer of the Company and as a member of the Board, in each case effective immediately. Mr. Gannon had been named as the interim President and Chief Executive Officer on February 25, 2018 and was originally appointed as Chief Financial Officer of the Company in June 2015. Prior to joining the Company, Mr. Gannon held various executive positions with various companies, including as a Managing Director at Conway MacKenzie, Inc., where he served as a restructuring adviser to the City of Detroit throughout its Chapter 9 bankruptcy, and as a Principal at Talon Group, where he led the Group’s private equity investment arm. Mr. Gannon earned an MBA from the University of Chicago - Booth School of Business and a BSE in Industrial and Operations Engineering from the University of Michigan - College of Engineering.

There are no family relationships between Mr. Gannon and any of the officers or directors of the Company, and there are no arrangements or understandings between Mr. Gannon and any other person pursuant to which he was appointed as an officer of the Company. There are no related party transactions with Mr. Gannon that are reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On May 3, 2018, the Company issued a press release announcing the appointment of Mr. Gannon as President and Chief Executive Officer of the Company and as a member of the Board, a copy of which is attached hereto as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release Dated May 3, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel